UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2010

ALLIANCE FIBER OPTIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware                                                  0-31857                                                 77-0554122
  (State or other jurisdiction                                   (Commission                                              (IRS Employer
of incorporation)                                                   File Number)                                                Identification No.)

275 Gibraltar Drive, Sunnyvale, California      94089
     (Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code:  (408) 736-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
X	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Alliance Fiber Optic Products, Inc. (the Company) announced that it will be holding a  Special Meeting of Stockholders  on August 20, 2010 at the Company’s principal executive offices, 275 Gibraltar Drive, Sunnyvale, California at 2:00 p.m.to consider and vote upon proposals to effect, alternatively, as determined by the Board of Directors at its discretion, a 1-for -5, 1-for-8 or 1-for-10 reverse split of the Company’s issued and outstanding Common Stock.

Item 9.01.  Financial Statements and Exhibits

Exhibit        Description

99.1             Press Release dated July 13, 2010 announcing Special Meeting of Stockholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 13, 2010

ALLIANCE FIBER OPTIC PRODUCTS, INC.

By           /s/Anita K. Ho
Name: Anita K. Ho
Title: Acting Chief Financial Officer